SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           February 7, 1997
                   (Date of earliest event reported)



                       HOMESTAKE MINING COMPANY
        (exact name of Registrant as specified in its charter)


Delaware                 1-8736                   94108-2788
(State or other        (Commission                (I.R.S. Employer
jurisdiction of        File Number)               Identification No.)
Incorporation or
organization)


650 California Street                             94108-2788
San Francisco, California                         (Zip Code)

(Address of principal executive office)


Registrant's telephone number, including area code:   (415) 981-8150




               Exhibit index is on page 4 of this filing


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Item 5.  Other Events

          On February 7, 1997, Homestake Mining Company ("Homestake") issued a press release announcing its fourth quarter earnings for the quarter ending December 31, 1996. A copy of the text of Homestake's press release is attached as Exhibit 99.1, and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

      99.1 Text of Press Release dated February 7, 1997, issued by Homestake.





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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HOMESTAKE MINING COMPANY,



                                    By:  /S/ GENE G. ELAM
                                       -------------------------
                                       Name:  Gene G. Elam
                                       Title: Vice President,
                                              Finance and Chief
                                              Financial Officer

DATED: February 7, 1997


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                             EXHIBIT INDEX


Exhibit 99.1 Text of Press Release dated February 7, 1997, issued by Homestake.




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